FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 2, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On August 2, 2004, the Registrant issued a news release entitled "Checkers Drive-In
Restaurants, Inc. Scores Again -
Double Drive-Thru Joins Miami Dolphins(R) as Official Burger", a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  Director, CEO and President
Dated:  August 2, 2004


EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 2, 2004

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francis
		MARC PR
		412-562-1186
		kfrancis@marcusa.com

Checkers Drive-In Restaurants, Inc.
Scores Again - Double Drive-Thru Joins
Miami Dolphins(R) as Official Burger

TAMPA, FL., August 2, 2004 -- Checkers
Drive-In Restaurants, Inc. (NASDAQ: CHKR) the nation's largest double drive-thru chain, today announced that it signed a multi-year sponsorship deal to become the Official Burger of the Miami Dolphins(R) NFL(R) team.

"Checkers Drive-In Restaurants is proud to announce our partnership with the Miami Dolphins," said Keith E. Sirois, President and CEO, Checkers
Drive-In Restaurants, Inc. "Our Checkers(R) brand has a strong presence throughout Florida, and with 49 locations in the Miami/Ft. Lauderdale and West
Palm Beach areas, we believe it's important to be a fully active member of these communities. As
Official Burger of the Dolphins, we know we will connect with customers as we join them in cheering on their home team."

The Official Burger sponsorship is a multi-year agreement. As the Official Burger, Checkers will be featured on Jumbotron spots and game replays throughout the season and will be an active part of Sportstown activities at the stadium. In addition, participating Checkers locations in the Miami/Ft.
Lauderdale and West Palm Beach areas will offer a special Dolphins Combo, which includes a half-pound double cheeseburger, large fries, and a large Coke(R) in a collectible cup for the fans. To support the sponsorship, Checkers will air a customized Dolphins version of its award-winning "You Gotta Eat(SM)" campaign throughout the season.

"We are very pleased that Checkers is joining our team," said Eddie Jones, President of the Miami
Dolphins. "This is a great opportunity for the Dolphins to be more fully engaged with our fans throughout the community at Checkers restaurants, and the sponsorship will give our fans new ways to get excited about the team."

Checkers has had much success with past NFL team relationships, and is looking forward to continued success with the Miami Dolphins.

Checkers will be the title sponsor of the Dolphins preseason game against the Washington Redskins(R) on August 21, 2004, and will give away a Checkers/Dolphins Thermal Cup to the first
50,000 fans to enter the stadium.

Checkers Drive-In Restaurants, Inc.
(www.checkers.com) is the largest double drive-thru restaurant chain in the United
States. The Company develops, produces, owns, operates and franchises quick service "double drive- thru" restaurants.

Except for historical information, this
announcement contains "forward-looking" and
"Safe Harbor" statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange
Act of 1934, as amended and the Private
Securities Litigation Reform Act of 1995.
These forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements.

Further information regarding factors that could affect the company's financial and other results is included in the company's Forms 10Q and 10K, filed with the Securities and Exchange Commission.